General	12 Months Ended
Dec. 31, 2025
General [Abstract]
GENERAL

NOTE 1 - GENERAL:

Background

Alarum Technologies Ltd. (Nasdaq, TASE: ALAR) (“Alarum” and collectively referred to with its wholly-owned subsidiaries as the “Company”) is a global Software as a Service (“SaaS”) provider of web data collection solutions, empowering organizations to gain a competitive edge by streamlining the collection, extraction, and analysis of large-scale structured data from public online sources.

The Company, through its wholly-owned subsidiary NetNut Ltd. (“NetNut”), primarily offers Internet Protocol Proxy Network solutions (“IPPN solutions”) that enable customers to collect data anonymously at any scale from any public sources over the web, as well as other data collection solutions (“Data Collection solutions”) that include tools that allow customers to collect real-time structured data from global search engines as well as to collect public web data from websites that have implemented anti-bot technologies and more. The Company also offers ready-to-use datasets, allowing customers to easily run analysis, train AI models, track market trends, and gain internal insights without having to manage the complexity of data collection themselves.

War in Israel

Since October 7, 2023, Israel has been in a state of war on multiple fronts involving the Gaza Strip and other countries and regions in the Middle East, including Iran. During 2025, a ceasefire was reached between Israel and the other parties. On February 28, 2026, Israel and the United States initiated a preemptive attack on Iran to which Iran responded with ballistic missile and drone attacks. To date, there was no material adverse impact on Company’s operations and financial conditions due to this war. However, since these are events beyond the Company’s control, their continuation or cessation may affect the Company’s expectations. The Company continues to monitor political and military developments closely and examine the consequences for its operations and assets.